UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 27, 2005

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 27, 2005, NovaStar Financial, Inc. (the “Company”) announced the completion of a $1.8 billion Asset Backed Securitization by its wholly-owned subsidiary, NovaStar Mortgage, Inc (“NMI”). A prospectus supplement was filed, pursuant to Rule 424(b)(5), with the Securities and Exchange Commission on May 26, 2005 by NovaStar Mortgage Funding Trust, Series 2005-2 (the “Trust”).

Lead managers RBS Greenwich Capital, Wachovia Securities and Deutsche Bank Securities with co-manager Morgan Stanley, underwrote NovaStar Mortgage Funding Trust, Series 2005-2, which closed May 27, 2005. The transaction offered 17 rated classes of certificates with a face value of $1,783,830,975.

NMI retained the Class C certificate, which was not covered by the prospectus, and also retains the right to service the underlying mortgage loans. Class C has a notional amount of $1.8 billion, entitles NovaStar to excess and prepayment penalty fee cash flow from the underlying loan collateral and serves as overcollateralization. Other than prepayment penalty fee cash flow, Class C is subordinated to the other classes, all of which were offered pursuant to the prospectus supplement.

The initial level of overcollateralization is approximately $16.2 million. On any distribution date after the closing date, the Trust is required to maintain or restore overcollateralization at the initial level. The overcollateralization is available for the benefit of all classes of the offered and class I certificates.

A copy of the press release announcing this securitization is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure

On June 2, 2005, the Company announced the closing of a public offering of 1.725 million shares of its common stock. A copy of the press release announcing the offering is being furnished as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated May 27, 2005, “NovaStar Closes $1.8 billion Asset Backed Securitization.”

99.2	Press Release dated June 2, 2005 “NovaStar Financial, Inc. Announces Completion of Stock Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: June 3, 2005	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit Number
99.1	Press Release dated May 27, 2005, “NovaStar Closes $1.8 billion Asset Backed Securitization.”

99.2	Press Release dated June 2, 2005 “NovaStar Financial, Inc. Announces Completion of Stock Offering.”